SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                   Current Report Under Section13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): Nov. 13, 2001
                         Commission File Number: 1-14072
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                             The Amanda Company, Inc.
             (Exact Name of Registrant as Specified in its Charter)


               Utah                               87-0430260
      ------------------------------------------------------
      (State or other jurisdiction of             (IRS Employer
      Incorporation or organization)              Identification No)



                          13765 Alton Parkway, Bldg. F
                                Irvine, CA 92618
      -------------------------------------------------
                (Address of Principal Executive Office(Zip Code)

                                  949-859-6279
               Registrant's Telephone Number, Including Area Code;


  (Former name, former address, and formal fiscal year, if changed since last report)



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Item 5: Other Matters

A. The Company, The Amanda Company, Inc., formerly Pen Interconnect, Inc., is changing its symbol from PENC and PENCW to AMND and AMNDW effective in the near future. On some Internet inquiry services the symbol will be AMND.OB. The Company continues as a fully reporting OTC:BB listed company having completed its merger with Pen Interconnect, Inc on October 23, 2001.


Item 6: Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned; thereunto duly authorized, in Irvine, State of California, on November 13, 2001.


 The Amanda Company, Inc.

By: /s/ Jose Candia
    Jose Candia
    President and CEO

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